Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Third Quarter 2020 Results

Generated $34.2 million of cash from operations

Paid down $50 million of debt during the third quarter

Announces strategic exit of Naturalizer stores to drive digital growth

ST. LOUIS, November 19, 2020 - Caleres (NYSE: CAL, caleres.com) a diverse portfolio of consumer-driven footwear brands, today reported financial results for the third quarter ended October 31, 2020. Caleres continued its steady progress – recording sequential top-line growth, a return to profitability, stronger gross margins and a further improved working capital position – despite the still uncertain economic environment. For the second straight quarter the company used free cash to markedly reduce its overall debt levels, paying down $50 million during the period and bringing total debt reduction since the end of the first quarter of 2020 to approximately $139 million.

“Caleres furthered its recovery during the third quarter delivering results significantly better than anticipated in nearly all major financial metrics,” said Diane Sullivan, Chairman, president and chief executive officer. “At the same time, the team has continued to overcome the ongoing COVID-related pressures in an impressive manner, further advancing the company’s key strategic objectives. During the quarter, we:

●	Maintained rigorous cost discipline leading to an approximately $38 million decline in expenses year-over-year – attributable to improved store productivity and prior actions to align our resources with the current market environment;
●	Adjusted effectively to and capitalized on the extended back-to-school season achieving a strong sequential increase in sales at Famous Footwear;
●	Gained momentum in the Brand Portfolio with an approximately 45 percent sequential increase in sales – led by positive consumer reaction to our casual, sport and athletic-inspired assortment across the portfolio; and
●	Used free cash to further strengthen the balance sheet and reduce overall indebtedness, which is now approaching pre-COVID levels.”

Third Quarter 2020 Highlights

(13-weeks ended October 31, 2020 compared to 13-weeks ended November 2, 2019)

●	Net sales were $647.5 million, down 18.3 percent from the third quarter of fiscal 2019
Direct-to-consumer sales represented 71.4 percent of total net sales;
A 12.3 percent sales decline in the Famous Footwear segment;
A 25.6 percent sales decline in the Brand Portfolio segment;
Total company owned ecommerce website sales increased 24.6 percent, with ecommerce penetration rising to 25.4 percent of net sales;
●	Gross profit was $257.0 million, while gross margin was 39.7 percent;
●	SG&A expense of $236.9 million, down $38.4 million compared to the third quarter of 2019;
●	Net income of $14.4 million, or earnings of $0.38 per diluted share, compared to net income of $28.0 million, or $0.69 per diluted share, in the third quarter of fiscal 2019. Earnings of $0.38 per share includes $0.10 of adjustments related to the fair value adjustment to the Blowfish purchase obligation;
●	Adjusted net income was $18.2 million, or adjusted earnings of $0.48 per diluted share compared to adjusted net income of $31.6 million, or adjusted earnings of $0.78 per diluted share, in the third quarter of fiscal 2019;
●	Generated $34.2 million in cash from operations and ended the third quarter with $124.3 million of cash on hand;
●	Reduced inventory levels approximately 21 percent year-over-year, reflecting ongoing actions taken to liquidate seasonal orders;
●	Reduced credit facility borrowings by $50 million from the second quarter of 2020 to end the third quarter at $300 million;
●	Returned $2.7 million to shareholders during the quarter through its long-standing quarterly dividend.

Strategic Realignment to Drive Digital Growth

In an effort to continue to improve future profitability and allow greater focus on high-growth, digital channels, the company has commenced a strategic realignment of the Naturalizer retail locations in the U.S. and Canada. In addition to the store closures, Caleres will right-size the back-office infrastructure to better align with the reduced store footprint, shift talent to amplify our digital presence, capture the consumer where they want to shop and reallocate capital to further enhance our ecommerce platform and capabilities.

“Like the rest of the industry we have seen a structural shift in the shopping behavior of the consumer – a change that has been further accelerated by the global health crisis,” said Sullivan. “With a larger percentage of Naturalizer’s sales originating online, now is the opportune time to shed the legacy stores and evolve it to be more profitable. We are confident this step will better align the brand with the Naturalizer consumer of the future and position the brand for growth and further success.”

The company plans to close approximately 133 Naturalizer stores by the end of fiscal year 2020. The company expects pre-tax charges in the fourth quarter of 2020 of between $20 million and $25 million. Once complete, Caleres expects an annual pre-tax benefit of between $10 million and $12 million.

“Caleres is adjusting rapidly to the current and evolving market environment and I am excited about the value-creating potential of the business going forward,” said Sullivan. “The actions we have taken in recent months to fortify our financial position; leverage our digital investments to capitalize on shifting consumer behaviors; further align our merchandise mix to reflect ever-changing consumer desires; and right-size our cost structure and capital budget provide a strong and durable foundation upon which to build and grow. Moving forward, we plan to drive innovation in our brands, lean into our consumer insights, enhance our already significant digital capabilities still further, and continuously strengthen and hone our portfolio to expand greater cash generation and value creation in the future.”

Investor Conference Call

Caleres will host an investor conference call at 5:00 p.m. ET today, Thursday, November 19. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 7391019. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 73910193 through Wednesday, December 2.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Caleres, Inc. and diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders, are presented as net earnings (loss) and earnings (loss) per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings (loss), net earnings (loss) and earnings (loss) per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) the coronavirus outbreak and its adverse impact on our business operations, store traffic and financial condition (ii) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (iii) impairment charges resulting from a long-term decline in our stock price; (iv) rapidly changing fashion trends and consumer preferences and purchasing patterns; (v) intense competition within the footwear industry; (vi) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vii) imposition of tariffs; (viii) the ability to accurately forecast sales and manage inventory levels; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) customer concentration and increased consolidation in the retail industry; (xi) transitional challenges with acquisitions; (xii) a disruption in the company’s distribution centers; (xiii) foreign currency fluctuations; (xiv) changes to tax laws, policies and treaties; (xv) the ability to recruit and retain senior management and other key associates; (xvi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xvii) the ability to maintain relationships with current suppliers; (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights; and (xix) the ability to secure/exit leases on favorable terms. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2020, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres

Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the more than 1,100 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vionic, Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Blowfish Malibu, Bzees, Circus by Sam Edelman and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(Thousands, except per share data)	October 31, 2020	November 2, 2019	October 31, 2020	November 2, 2019
Net sales	$647,480	$792,375	$1,546,111	$2,222,614
Cost of goods sold	390,508	472,605	984,621	1,317,064
Gross profit	256,972	319,770	561,490	905,550
Selling and administrative expenses	236,901	275,330	663,425	804,972
Impairment of goodwill and intangible assets	—	—	262,719	—
Restructuring and other special charges, net	—	969	65,625	2,434
Operating earnings (loss)	20,071	43,471	(430,279)	98,144
Interest expense, net	(10,881)	(10,559)	(33,747)	(25,288)
Other income, net	5,461	2,633	12,718	7,902
Earnings (loss) before income taxes	14,651	35,545	(451,308)	80,758
Income tax benefit (provision)	275	(7,784)	89,393	(18,685)
Net earnings (loss)	14,926	27,761	(361,915)	62,073
Net earnings (loss) attributable to noncontrolling interests	509	(226)	223	(338)
Net earnings (loss) attributable to Caleres, Inc.	$14,417	$27,987	$(362,138)	$62,411

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.38	$0.69	$(9.67)	$1.51

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.38	$0.69	$(9.67)	$1.51

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	October 31, 2020	November 2, 2019	February 1, 2020
(Thousands)
ASSETS
Cash and cash equivalents	$124,330	$52,502	$45,218
Receivables, net	141,059	156,253	162,181
Inventories, net	507,365	644,646	618,406
Prepaid expenses and other current assets	99,401	48,245	56,494
Total current assets	872,155	901,646	882,299

Lease right-of-use assets	601,574	704,244	695,594
Property and equipment, net	189,207	230,261	224,846
Goodwill and intangible assets, net	267,074	542,845	539,579
Other assets	97,050	92,214	89,389
Total assets	$2,027,060	$2,471,210	$2,431,707

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$300,000	$295,000	$275,000
Mandatory purchase obligation	30,146	—	—
Trade accounts payable	285,582	275,699	267,018
Lease obligations	156,200	144,501	127,869
Other accrued expenses	187,980	179,030	181,063
Total current liabilities	959,908	894,230	850,950

Noncurrent lease obligations	556,343	629,731	629,032
Long-term debt	198,736	198,276	198,391
Other liabilities	50,418	95,623	104,204
Total other liabilities	805,497	923,630	931,627

Total Caleres, Inc. shareholders’ equity	256,671	650,840	645,950
Noncontrolling interests	4,984	2,510	3,180
Total equity	261,655	653,350	649,130
Total liabilities and equity	$2,027,060	$2,471,210	$2,431,707

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirty-Nine Weeks Ended
(Thousands)	October 31, 2020	November 2, 2019
OPERATING ACTIVITIES:
Net cash provided by operating activities	$101,766	$145,737

INVESTING ACTIVITIES:
Purchases of property and equipment	(12,016)	(37,354)
Disposals of property and equipment	—	636
Capitalized software	(3,525)	(4,893)
Net cash used for investing activities	(15,541)	(41,611)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	340,500	237,000
Repayments under revolving credit agreement	(315,500)	(277,000)
Dividends paid	(8,148)	(8,631)
Acquisition of treasury stock	(23,348)	(31,168)
Issuance of common stock under share-based plans, net	(1,078)	(2,605)
Contributions by noncontrolling interests	1,500	1,500
Other	(980)	(1,022)
Net cash used for financing activities	(7,054)	(81,926)
Effect of exchange rate changes on cash and cash equivalents	(59)	102
Increase in cash and cash equivalents	79,112	22,302
Cash and cash equivalents at beginning of period	45,218	30,200
Cash and cash equivalents at end of period	$124,330	$52,502

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS (LOSS) AND ADJUSTED DILUTED EARNINGS (LOSS) PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	October 31, 2020			November 2, 2019
		Net			Net
	Pre-Tax	Earnings		Pre-Tax	Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
(Thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$14,417	$0.38		$27,987	$0.69

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$5,124	3,805	0.10	3,883	$2,884	0.07
Vionic integration-related costs	—	—	—	969	719	0.02
Total charges/other items	$5,124	$3,805	$0.10	$4,852	$3,603	$0.09
Adjusted earnings		$18,222	$0.48		$31,590	$0.78

	(Unaudited)
	Thirty-Nine Weeks Ended
	October 31, 2020			November 2, 2019
		Net (Loss)			Net
	Pre-Tax	Earnings	Diluted	Pre-Tax	Earnings
	Impact of	Attributable	(Loss)	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
(Thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP (loss) earnings		$(362,138)	$(9.67)		$62,411	$1.51

Charges/other items:
Goodwill and intangible asset impairment charges	$262,719	218,506	5.84	$—	—	—
COVID-19-related expenses (1)	99,040	78,047	2.08	—	—	—
Fair value adjustment to Blowfish purchase obligation	14,946	11,098	0.30	3,883	2,884	0.07
Brand Portfolio - business exits	1,598	1,187	0.03	1,905	1,415	0.03
Vionic acquisition and integration-related costs	—	—	—	7,696	5,714	0.14
Total charges/other items	$378,303	$308,838	$8.25	$13,484	$10,013	$0.24
Adjusted (loss) earnings		$(53,300)	$(1.42)		$72,424	$1.75

(1)	Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of impairment charges associated with property and equipment and lease right-of-use assets, inventory markdowns, expenses associated with factory order cancellations, provision for expected credit losses and severance.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,
(Thousands)	2020	2019	2020	2019	2020	2019	2020	2019
Net sales	$391,706	$446,583	$267,587	$359,863	$(11,813)	$(14,071)	$647,480	$792,375
Gross profit	160,019	183,267	94,312	133,761	2,641	2,742	256,972	319,770
Adjusted gross profit	160,019	183,267	94,312	133,761	2,641	2,742	256,972	319,770
Gross profit rate	40.9%	41.0%	35.2%	37.2%	(22.4)%	(19.5)%	39.7%	40.4%
Adjusted gross profit rate	40.9%	41.0%	35.2%	37.2%	(22.4)%	(19.5)%	39.7%	40.4%
Operating earnings (loss)	27,845	27,681	7,304	19,398	(15,078)	(3,608)	20,071	43,471
Adjusted operating earnings (loss)	27,845	27,681	7,304	19,398	(15,078)	(2,639)	20,071	44,440
Operating earnings %	7.1%	6.2%	2.7%	5.4%	127.6%	25.6%	3.1%	5.5%
Adjusted operating earnings %	7.1%	6.2%	2.7%	5.4%	127.6%	18.8%	3.1%	5.6%
Same-store sales % (on a 13-week basis)	(9.1)%	2.5%	(41.0)%	(5.1)%	—%	—%	—%	—%
Number of stores	925	960	197	232	—	—	1,122	1,192

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,
(Thousands)	2020	2019	2020	2019	2020	2019	2020	2019
Gross profit	$160,019	$183,267	$94,312	$133,761	$2,641	$2,742	$256,972	$319,770
Charges/Other Items:
Vionic integration-related costs	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$160,019	$183,267	$94,312	$133,761	$2,641	$2,742	$256,972	$319,770
Operating earnings (loss)	$27,845	$27,681	$7,304	$19,398	$(15,078)	$(3,608)	$20,071	$43,471
Charges/Other Items:
Vionic integration-related costs	—	—	—	—	—	969	—	969
Total charges/other items	—	—	—	—	—	969	—	969
Adjusted operating (loss) earnings	$27,845	$27,681	$7,304	$19,398	$(15,078)	$(2,639)	$20,071	$44,440

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,
(Thousands)	2020	2019	2020	2019	2020	2019	2020	2019
Net sales	$916,893	$1,218,589	$668,447	$1,060,488	$(39,229)	$(56,463)	$1,546,111	$2,222,614
Gross profit	348,267	518,261	211,707	385,461	1,516	1,828	561,490	905,550
Adjusted gross profit	354,225	518,261	240,763	392,628	1,516	1,828	596,504	912,717
Gross profit rate	38.0%	42.5%	31.7%	36.3%	(3.9)%	(3.2)%	36.3%	40.7%
Adjusted gross profit rate	38.6%	42.5%	36.0%	37.0%	(3.9)%	(3.2)%	38.6%	41.1%
Operating (loss) earnings	(38,651)	70,036	(352,556)	46,225	(39,072)	(18,117)	(430,279)	98,144
Adjusted (loss) operating earnings	(16,100)	70,036	(12,386)	54,019	(38,436)	(16,310)	(66,922)	107,745
Operating (loss) earnings%	(4.2)%	5.7%	(52.7)%	4.4%	99.6%	32.1%	(27.8)%	4.4%
Adjusted (loss) operating earnings%	(1.8)%	5.7%	(1.9)%	5.1%	98.0%	28.9%	(4.3)%	4.8%
Same-store sales % (on a 39-week basis)	3.0%	1.1%	(32.3)%	(7.6)%	—%	—%	—%	—%
Number of stores	925	960	197	232	—	—	1,122	1,192

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,	October 31,	November 2,
(Thousands)	2020	2019	2020	2019	2020	2019	2020	2019
Gross profit	$348,267	$518,261	$211,707	$385,461	$1,516	$1,828	$561,490	$905,550
Charges/Other Items:
COVID-19-related expenses	5,958	—	27,458	—	—	—	33,416	—
Brand Portfolio - brand exits	—	—	1,598	1,355	—	—	1,598	1,355
Vionic integration-related costs	—	—	—	5,812	—	—	—	5,812
Brand Portfolio - brand exits	—	—	—	—	—	—	—	—
Total charges/other items	5,958	—	29,056	7,167	—	—	35,014	7,167
Adjusted gross profit	$354,225	$518,261	$240,763	$392,628	$1,516	$1,828	$596,504	$912,717
Operating (loss) earnings	$(38,651)	$70,036	$(352,556)	$46,225	$(39,072)	$(18,117)	$(430,279)	$98,144
Charges/Other Items:
Goodwill and intangible asset impairment charges	—	—	262,719	—	—	—	262,719	—
COVID-19-related expenses	22,551	—	75,853	—	636	—	99,040	—
Brand Portfolio - brand exits	—	—	1,598	1,905	—	—	1,598	1,905
Vionic acquisition and integration-related costs	—	—	—	5,889	—	1,807	—	7,696
Total charges/other items	22,551	—	340,170	7,794	636	1,807	363,357	9,601
Adjusted operating (loss) earnings	$(16,100)	$70,036	$(12,386)	$54,019	$(38,436)	$(16,310)	$(66,922)	$107,745

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 31,	November 2,	October 31,	November 2,
(Thousands, except per share data)	2020	2019	2020	2019

Net earnings (loss) attributable to Caleres, Inc.:
Net earnings (loss)	$14,926	$27,761	$(361,915)	$62,073
Net (earnings) loss attributable to noncontrolling interests	(509)	226	(223)	338
Net earnings (loss) attributable to Caleres, Inc.	14,417	27,987	(362,138)	62,411
Net earnings allocated to participating securities	(512)	(946)	—	(2,042)
Net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$13,905	$27,041	$(362,138)	$60,369

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,554	39,258	37,439	39,983
Dilutive effect of share-based awards	176	55	—	57
Diluted common shares attributable to Caleres, Inc.	36,730	39,313	37,439	40,040

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.38	$0.69	$(9.67)	$1.51

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.38	$0.69	$(9.67)	$1.51

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 31,	November 2,	October 31,	November 2,
(Thousands, except per share data)	2020	2019	2020	2019

Adjusted net earnings (loss) attributable to Caleres, Inc.:
Adjusted net earnings (loss)	$18,731	$31,364	$(53,077)	$72,086
Net (earnings) loss attributable to noncontrolling interests	(509)	226	(223)	338
Adjusted net earnings (loss) attributable to Caleres, Inc.	18,222	31,590	(53,300)	72,424
Net earnings allocated to participating securities	(647)	(1,070)	—	(2,376)
Adjusted net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$17,575	$30,520	$(53,300)	$70,048

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,554	39,258	37,439	39,983
Dilutive effect of share-based awards	176	55	—	57
Diluted common shares attributable to Caleres, Inc.	36,730	39,313	37,439	40,040

Basic adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.48	$0.78	$(1.42)	$1.75

Diluted adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.48	$0.78	$(1.42)	$1.75